UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:
(Date of earliest event reported)

August 16, 2004

TANDY BRANDS ACCESSORIES, INC.

(Exact name of registrant as specified in charter)

Delaware
(State or other Jurisdiction of Incorporation or Organization)

0-18927 (Commission File Number)	75-2349915 (IRS Employer Identification No.)

690 East Lamar Blvd.
Suite 200
Arlington, Texas 76011
(Address of Principal Executive
Offices and zip code)

(817) 265-4113
(Registrant’s telephone
number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Exhibits.
Item 12. Results of Operations and Financial Condition.
SIGNATURES
Press Release

Item 7. Exhibits.

     Exhibit 99          Press Release, dated August 16, 2004.

Item 12. Results of Operations and Financial Condition.

     The information contained in Item 7 and this Item 12 is furnished to, but not filed with, the Securities and Exchange Commission pursuant to Item 12 of Form 8-K.

     On August 16, 2004, the Registrant issued a press release announcing its financial results for the fourth quarter and fiscal year ended June 30, 2004 and its declaration of a quarterly dividend. A copy of the press release is furnished herewith as Exhibit 99 and is incorporated herein by reference.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TANDY BRANDS ACCESSORIES, INC.
Date: August 16, 2004	By:	/s/ J.S.B. Jenkins
J.S.B. Jenkins, President and
Chief Executive Officer

3